UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________

FORM 8-K
_____________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

April 23, 2024
Date of Report (date of earliest event reported)

(Exact name of registrant as specified in its charter)

TN	001-15185		62-0803242
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

165 Madison Avenue	Memphis,	Tennessee	38103
(Address of Principal Executive Offices)			(Zip Code)
(Registrant's telephone number, including area code)  (901) 523-4444

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on which Registered
$0.625 Par Value Common Capital Stock	FHN	New York Stock Exchange LLC
Depositary Shares, each representing a 1/400th interest in	FHN PR B	New York Stock Exchange LLC
a share of Non-Cumulative Perpetual Preferred Stock, Series B
Depositary Shares, each representing a 1/400th interest in	FHN PR C	New York Stock Exchange LLC
a share of Non-Cumulative Perpetual Preferred Stock, Series C
Depositary Shares, each representing a 1/400th interest in	FHN PR D	New York Stock Exchange LLC
a share of Non-Cumulative Perpetual Preferred Stock, Series D*
Depositary Shares, each representing a 1/4,000th interest in	FHN PR E	New York Stock Exchange LLC
a share of Non-Cumulative Perpetual Preferred Stock, Series E
Depositary Shares, each representing a 1/4,000th interest in	FHN PR F	New York Stock Exchange LLC
a share of Non-Cumulative Perpetual Preferred Stock, Series F
*All shares of Series D Preferred Stock were called for redemption effective May 1, 2024. That redemption will result in the redemption, suspension from trading, and delisting of the related Series D Depositary Shares.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07.     Submission of Matters to a Vote of Security Holders.
(a) & (b)    Voting Results for 2023 Annual Meeting
On April 23, 2024, First Horizon Corporation ("First Horizon") held its annual meeting of shareholders. At the annual meeting, four vote items were acted upon by the shareholders. The number of votes cast for or against as to each such matter or nominee, and the number of abstentions and broker non-votes as to each such matter or nominee, have been certified and are set forth in the tables below. All vote data is shown rounded to the nearest whole share.
VOTE ITEM 1
ELECTION OF DIRECTORS
Outcome: All Nominees were Elected

Nominee	For	Against	Abstain	Broker Non-Vote
Harry V. Barton, Jr.	405,103,587	3,675,418	333,456	59,561,399
Velia Carboni	405,665,424	3,100,348	346,690	59,561,399
John C. Compton	385,691,377	23,075,592	345,493	59,561,399
Wendy P. Davidson	404,453,387	4,318,088	340,986	59,561,399
John W. Dietrich	384,939,499	23,795,694	377,269	59,561,399
D. Bryan Jordan	395,316,569	12,232,254	1,563,639	59,561,399
J. Michael Kemp, Sr.	394,201,014	14,562,516	348,931	59,561,399
Rick E. Maples	402,279,359	6,421,577	411,526	59,561,399
Vicki R. Palmer	395,064,816	13,691,046	356,599	59,561,399
Colin V. Reed	397,006,520	11,752,016	353,926	59,561,399
Cecelia D. Stewart	404,792,184	3,958,814	361,465	59,561,399
Rosa Sugrañes	404,752,151	4,019,447	340,863	59,561,399
R. Eugene Taylor	404,409,928	4,267,238	435,296	59,561,399

VOTE ITEM 2
RATIFICATION OF APPOINTMENT OF AUDITOR
Outcome: Ratified

Auditor	For	Against	Abstain	Broker Non-Vote
KPMG LLP	433,044,366	35,219,300	410,195	—

VOTE ITEM 3
APPROVAL OF AMENDMENT TO 2021 INCENTIVE PLAN
Outcome: Approved

Details	For	Against	Abstain	Broker Non-Vote
Proposal to approve amendment of the 2021 Incentive Plan, increasing the shares authorized for awards, as described in the 2024 Proxy Statement	394,948,497	13,531,673	632,291	59,561,399

2	FORM 8-K CURRENT REPORT 4/23/2024

VOTE ITEM 4
ADVISORY RESOLUTION TO APPROVE EXECUTIVE COMPENSATION
Outcome: Approved

Details	For	Against	Abstain	Broker Non-Vote
Advisory resolution to approve compensation of certain executive officers as described in the 2024 Proxy Statement	395,079,714	12,916,538	1,116,210	59,561,399

ITEM 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Approval of Amendment of 2021 Incentive Plan
As mentioned above, on April 23, 2024, the shareholders of First Horizon Corporation (“First Horizon”) approved amendment of the First Horizon Corporation 2021 Incentive Plan increasing the shares authorized for awards by 13 million, and proportionately increasing certain other subordinate share limits. Approval was effective immediately. The Plan, and the amendment approved, are described in First Horizon’s 2024 Proxy Statement under the caption Vote Item 3—Approval of Amendment to 2021 Incentive Plan beginning on page 49, which description is incorporated into this item 5.02 by reference.

ITEM 8.01.    Other Events
Updated S-8 Power of Attorney
First Horizon hereby files, as Exhibit 24.1 to this Current Report, a power of attorney signed by its current directors along with its principal financial and accounting officers. The new power of attorney relates to the upcoming registration on Form S-8 of the additional shares authorized for awards under the 2021 Incentive Plan by the shareholders in Vote Item 3, and to certain existing registration statements filed on Form S-8 related to various employee benefit plans. In the latter function, Exhibit 24.1 updates earlier powers of attorney.

ITEM 9.01.    Financial Statements and Exhibits
The following exhibits are filed herewith:

Exhibit #	Description
10.1
First Horizon Corporation 2021 Incentive Plan, as amended February 25, 2024, incorporated herein by reference to Appendix A to First Horizon’s Proxy Statement (Schedule 14A Information) filed with the Securities and Exchange Commission on March 11, 2024

24.1	Power of Attorney
104	Cover Page Interactive Data File, formatted in Inline XBRL

All summaries and descriptions of documents, and of amendments thereto, set forth above are qualified in their entirety by the documents themselves, whether filed as an exhibit hereto or filed as an exhibit to a later report.

3	FORM 8-K CURRENT REPORT 4/23/2024

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST HORIZON CORPORATION
(Registrant)

April 23, 2024	By:	/s/ Clyde A. Billings, Jr.
Clyde A. Billings, Jr.
Senior Vice President, Assistant General Counsel and Corporate Secretary

4	FORM 8-K CURRENT REPORT 4/23/2024